!"#$%&"'$%(%&)*+%%$,"(+%- !"#$%&'()(*')+%,-./+0. 1/+2%!3#$ Digital Realty the trusted foundation | powering digital ambitions

NAVIGATING THE FUTURE

Sustainable Growth for Customers, Shareholders & Employees



GLOBAL
CONNECTED
SUSTAINABLE

DIGITAL REALTY
2Q18 DIGITAL REALTY FINANCIAL RESULTS 2

SERVING A SOCIAL PURPOSE

Delivering Sustainable Growth for All Stakeholders

ENVIRONMENTAL

2018 Green Lease Leader recognition from the IMT and U.S. DOE's(1) Better Buildings Alliance

2017 NAREIT Leader in the Light Award for Data Centers

"Green Star" ranking from 2017 Global Real Estate Sustainability Benchmark (GRESB)

Sixth on EPA Green Power Partnership Rankings for Renewable Energy Procurement(2)

SOCIAL

Committed to enhancing the well-being of our stockholders, customers, employees, vendors, and communities

Disaster recovery assistance and community reinvestment programs

Employee gift-matching program and paid time off for volunteering

GOVERNANCE

2015 Minimum stock ownership requirements instituted for directors and management

2017 Ongoing board refreshment

2018 Gave shareholders the ability to propose amendments to the bylaws

1) Institute of Market Transformation (IMT) and United States Department of Energy (U.S. DOE).
2) Ranking for EPA's Top 30 Tech and Telecom list of largest green power users.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 3

FIRM FUNDAMENTALS

Robust Demand, Rational Supply

NORTH AMERICA


1,898
2,303
2Q17
2Q18

MEGAWATTS COMMISSIONED[1,2]


91%
REGION
89%
DIGITAL REALTY

OCCUPANCY RATE (2Q18)[1]

2.8x

Market Absorption-to-Available Current Construction[3]

EMEA


944
1,038
2Q17
2Q18

MEGAWATTS COMMISSIONED[1,2]


91%
REGION
83%
DIGITAL REALTY

OCCUPANCY RATE (2Q18)[1]

0.7x

Market Absorption-to-Available Current Construction[3]

APAC


607
669
2Q17
2Q18

MEGAWATTS COMMISSIONED[1,2]


93%
REGION
95%
DIGITAL REALTY

OCCUPANCY RATE (2Q18)[1]

1.4x

Market Absorption-to-Available Current Construction[3]

1) Management estimates, based on a sub-set of Digital Realty metros (North America: Northern Virginia, Chicago, Dallas, Silicon Valley, New Jersey, Phoenix and Toronto; EMEA: Amsterdam, Dublin, Frankfurt, and London; APAC: Melbourne, Osaka, Singapore and Sydney).
2) Prior periods may be adjusted to reflect updated information.
3) Trailing 12-month market absorption divided by available data center construction.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 4

DELIVERING SUPERIOR RISK-ADJUSTED RETURNS

Investing Opportunistically to Expand the Global Platform

LTM 2Q17	LONG-TERM VALUE CREATION	LTM 2Q18

Metric	2Q17	2Q18
PRE-LEASING (%)	39%	62%
LEASE TERM (Years)	6	8
CREDIT QUALITY (% Investment Grade)[1]	30%	40%

LTM 2Q17

SPREAD OVER COST OF CAPITAL

$0.7 Bn

TOTAL CONTRACT VALUE[(2)]

LONGER LEASE TERM

+2 years

GROWTH IN BOOKINGS[(2)]

~$100mm

ECONOMIC VALUE-ADDED

Meaningful

LTM 2Q18

SPREAD OVER COST OF CAPITAL

$1.7 Bn

TOTAL CONTRACT VALUE[(2)]

1) Based on top 20 customers as determined by annualized base rent for the applicable period. Investment grade includes investment grade rated customers and equivalent customers. Customer credit rating based on the parent entity, as applicable.
2) Excludes non-technical and interconnection signings.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 5

SUPPORTIVE ECONOMIC GROWTH OUTLOOK

Levered to Long-Term Secular Demand Drivers

		1Q18 CALL April 25, 2018	CURRENT July 25, 2018	Better/ Worse	2018E	2019E
MACROECONOMIC	Global GDP Growth Forecast [1]	2018E: 3.9%	2018E: 3.9%	◀▶	3.9%	3.9%
	U.S. GDP Growth Forecast [1]	2018E: 2.9%	2018E: 2.9%	◀▶	2.9%	2.7%
	U.S. Unemployment Rate [2]	4.1%	4.0%	▼	3.9%	3.6%
	Inflation Rate – U.S. Annual CPI Index [2]	2.4%	2.8%	▲	2.5%	2.3%
	Crude Oil ($/barrel) [3]	$68	$69	▲	$66	$65
	Control of White House, Senate and HoR [4]	R,R,R	R,R,R	◀▶	R,R,R	R,R,R
INTEREST RATES	Three-Month Libor (USD) [2]	2.4%	2.3%	▼	2.6%	3.2%
	10-Yr U.S. Treasury Yield [2]	3.0%	3.0%	◀▶	3.1%	3.4%
	GBP-USD [2]	1.39	1.32	▼	1.34	1.42
	EUR-USD [2]	1.22	1.17	▼	1.18	1.26
EQUITIES	S&P 500 [2]	2,639 (YTD -0.7%); P/E: 20.9x	2,846 (YTD 7.6%); P/E: 21.3x	▲	17.8x	16.1x
	NASDAQ 100 [2]	6,514 (YTD 2.1%); P/E: 25.0x	7,509 (YTD 18.0%); P/E: 27.1x	▲	21.8x	19.3x
	RMZ [2][5]	1,034 (YTD -9.5%); P/AFFO 16.4x	1,141 (YTD 0.9%); P/AFFO 18.0x	▲	18.0x	17.3x
INDUSTRY	IT Spending Growth Worldwide [6]	2018E: 3.2%	2018E: 3.0%	▼	3.0%	2.8%
	Server Shipment Worldwide [7]	2018E: 7.5%	2018E: 7.7%	▲	7.5%	2.3%
	Global Data Center to Data Center IP Traffic [8]	CAGR 2016 - 2021E: 25%	CAGR 2016 - 2021E: 25%	◀▶	CAGR 2016 - 2021E: 25%	
	Global Cloud IP Traffic [8]	CAGR 2016 - 2021E: 27%	CAGR 2016 - 2021E: 27%	◀▶	CAGR 2016 - 2021E: 27%	

1) IMF World Economic Outlook - April 2018 and July 2018
2) Bloomberg
3) Bloomberg, NY Mercantile Exchange WTI Crude Oil (Front Month)
4) RealClearPolitics 2018 Election Poll - July 2018
5) Citi Investment Research - April 2018 and July 2018
6) Gartner: IT Spending, Worldwide (constant currency), May 2018
7) Gartner: Servers Forecast Worldwide, April 2018 and July 2018
8) Cisco Global Cloud Index: Forecast and Methodology, 2016-2021 - February 2018

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 6

SUNNY FORECAST FOR CLOUD GROWTH

Global Interconnected Platform Poised to Capitalize



70% of organizations are making significant or moderate investments in cloud [1]

$74 Billion overall public cloud spending that will go to SaaS in 2018 [2]

$41 Billion overall public cloud spending that will go to IaaS in 2018 [2]

$186 Billion expected spend on public cloud services globally in 2018 [2]

$277 Billion expected spend on public cloud services worldwide in 2021 [3]

1) Source: 2018 Harvey Nash/KPMG CIO Survey.
2) Source: Gartner; April 12, 2018.
3) Source: IDC; January 18, 2018.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 7

a(%/%,(/1)E$-.1"- !"#$%9'5'0)+%,-)+02% &'()(*')+%,-./+0. $

LUMPY BUT HEALTHY

Comprehensive Solutions Support Diverse Customer Base

HISTORICAL BOOKINGS

ANNUALIZED GAAP BASE RENT(1)(2)

$ in millions



$100
$75
$50
$25
$0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

2Q18 BOOKINGS BY PRODUCT(1)(2)

$78.3 mm	$0.0 mm	$7.5 mm	$0.6 mm	$7.6 mm	$94.0 mm
TURN-KEY FLEX®	POWERED BASE BUILDING®	COLOCATION	NON-TECHNICAL	INTERCONNECTION	TOTAL BOOKINGS

Note: Darker shading represents interconnection bookings.

1) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant.

2) Includes signings for new and re-leased space.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 9

EXTENDING CUSTOMER REACH THROUGH ALLIANCES

Three Unique Options for Connecting to IBM Cloud

Digital Realty can provide access to the IBM Cloud from 74 Global Locations in 21 Metros across four Continents

Direct Link Dedicated Hosting

Ultra latency-sensitive workloads, high-value owned infrastructure, highly sensitive data transactions

Metro	IBM DC Code
Ashburn	WDC03, WDC04
Dallas	DAL08, DAL09, DAL12
Santa Clara	SJC01, SJC03
Toronto[1]	TOR01
London	LON02
Melbourne	MEL01
Singapore	SNG01
Hong Kong	HKG02

Direct Link Dedicated

Enterprise-class workloads & performance requirements, latency sensitive applications utilizing private dedicated connectivity

Metro	IBM DC Code	Metro	IBM DC Code
Ashburn	WDC03, WDC04	London	LON02
Atlanta	ATL01	Amsterdam	AMS01
Dallas	DAL04, DAL08, DAL09, DAL12	Melbourne	MEL01
New York	NYC01	Singapore	SNG01
Santa Clara	SJC01, SJC03	Hong Kong	HKG02
Toronto	TOR01	Sydney	SYD04

Direct Link Connect

Scalable and flexible private SDN connectivity, optimized for standard workloads enabling a multi end-point interface

Metro	DLR Code	Metro	DLR Code
Ashburn	IAD38	Phoenix	PHX10
Atlanta	ATL1	Portland	PDX10
Boston	BOS14	Seattle	SEA1
Chicago	ORD10, ORD11	Santa Clara	SFR2, SCL2
Dallas	DFW10, DFW11	Amsterdam	AMS17
Los Angeles	LAX10	Dublin	(Future)
Miami	MIA1	Frankfurt	FRA11
New York	NYC1, JFK10	London	LHR20

1) Colocation contracted through Sungard AS in Digital Realty data center.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 10

TOP-LINE STEP FUNCTION

Healthy backlog sets a solid foundation

BACKLOG ROLL-FORWARD

$ in millions



1Q18 Backlog
Signings
Commencements
2Q18 Backlog
$86
$70
$142
$126
1Q18 Backlog
Signings
Commencements
2Q18 Backlog

COMMENCEMENT TIMING

$ in millions



Current Period Backlog
Total Backlog
$8
$34
$142
$100
3Q18
4Q18
2018
2019
2020+
Total Backlog

Note: Totals may not add up due to rounding. Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. The lag between lease signing and lease commencement (and receipt of rents) may be significant. Reflects expected commencement date at time of signing.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 11

CYCLING THROUGH PEAK VINTAGE RENEWALS

Positive Mark-to-Market Across All Property Types

2Q18 RE-LEASING SPREADS

TURN-KEY FLEX®	POWERED BASE BUILDING®	COLOCATION	TOTAL
RENTAL RATE CHANGE	RENTAL RATE CHANGE	RENTAL RATE CHANGE	RENTAL RATE CHANGE
4.7% CASH / 10.5% GAAP	3.0% CASH / 15.1% GAAP	2.8% CASH / 2.8% GAAP	3.4% CASH / 5.8% GAAP
Renewed **$27 million** Turn-Key Flex® annualized GAAP rental revenue	Renewed **$3 million** Powered Base Building® annualized GAAP rental revenue	Renewed **$44 million** Colocation annualized GAAP rental revenue	Signed renewal leases representing **$76 million** of annualized GAAP rental revenue[1]

Note: Total represents Turn-Key Flex®, Powered Base Building®, Colocation, and Non-Tech leases signed during the quarter ended June 30, 2018.
1) Total includes $2 million of Non-Tech annualized GAAP rental revenue.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 12

PUTTING EXPOSURE IN PERSPECTIVE

Benefits of Scale and Diversification on Display

EXPOSURE BY REVENUE



USD
CAD
GBP
EURO
JPY
HKD
SGD
AUD
1%
81%
10%
4%
0%
0%
3%
1%

2018 CORE FFO/SHARE EXPOSURE



0.3%
BENCHMARK RATES
+/- 100 bps
Midpoint of Guidance $6.55 – $6.65(1)
0.3%
GBP
+/- 10%
0.1%
EUR
+/- 10%

YEAR-TO-DATE CHANGE IN INTEREST RATES(2)

65 bps
INCREASE
USD Three-Month Libor

44 bps
INCREASE
10-Year U.S. Treasury

U.S. DOLLAR INDEX



2Q17
2Q18
100
96
92
88
84
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Jul-18

Source: FactSet.
1) Based on the midpoint of 2018 core FFO per share guidance of $6.55 – $6.65.
2) Based on change in yields from January 1, 2018 to June 30, 2018.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 13

CONSISTENT EXECUTION, SUSTAINABLE GROWTH

High Quality of Earnings with Proven Growth Profile

OPERATING REVENUE

33% Growth (incl. DFT) 2Q18 / 2Q17

5% Growth (excl. DFT) 2Q18 / 2Q17

$ in millions



$551
$566
$610
$731
$744
$755
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18

ADJUSTED EBITDA[1]

39% Growth (incl. DFT) 2Q18 / 2Q17

6% Growth (excl. DFT) 2Q18 / 2Q17

$ in millions



$323
$329
$352
$428
$451
$458
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18

+7.6% Core FFO/sh 2Q18 / 2Q17

+7.5% Core FFO/sh 2018E[2] / 2017

$6.55 - $6.65 Core FFO/sh 2018 Guidance

Note: Adjusted EBITDA and core FFO are non-GAAP financial measures. For a description of these measures, see the Appendix.
1) Net income for the quarter ended June 30, 2018 was $88 million. Net income for the quarter ended June 30, 2017 was $80 million.
2) Midpoint of 2018 Guidance used for Core FFO/share estimate.

DIGITAL REALTY
2Q18 DIGITAL REALTY FINANCIAL RESULTS 14

FOUR QUARTER TWO-STEP

Beat, Beat, Dip, Bounce

2018E CORE FFO PER SHARE


1Q18A
2Q18A
NOI Growth
Interest Expense
Asset Sales
3Q18E
Lease Commencements
4Q18E

Note: Based on management estimates; actual performance may differ materially.
Core FFO and NOI are non-GAAP financial measures.
For descriptions and reconciliations to the closest GAAP equivalents, please see the Appendix.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 15

MATCHING THE DURATION OF ASSETS AND LIABILITIES

Clear Runway on the Left, No Bar Too Tall on the Right

DEBT MATURITY[1]

(USD in billions)

No Material Maturities until 2020

5 YEARS Weighted Average Debt Maturity[1][2]

3.5% Weighted Average Coupon[1]


$0.1
$0.1
$1.0
$2.0
$0.8
$1.3
$1.0
$1.0
$0.0
$1.1
$0.7
$0.5
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Pro Rata Share of JV Debt
Unsecured Term Loan
Unsecured Senior Notes
Unsecured Credit Facility
Unsecured Green Bonds
Secured Mortgage Debt

DEBT PROFILE


99% Unsecured
Unsecured
Secured
88% Fixed
Fixed
Floating
61% USD
USD
GBP
Euro
Other

Note: As of June 30, 2018
1) Includes Digital Realty's pro rata share of four unconsolidated joint venture loans.
2) Assumes exercise of extension options.

2Q18 DIGITAL REALTY FINANCIAL RESULTS 16

CONSISTENT EXECUTION ON STRATEGIC VISION

Delivering Current Results, Seeding Future Growth

SUCCESSFUL SECOND QUARTER 2018 INITIATIVES

1. Deepening Connections with Customers
Reached high-water mark for bookings and backlog

2. Extending Sustainability Leadership
Named 2018 Green Lease Leader

3. Exceeding Expectations
Beat quarterly consensus estimates, raised full-year outlook

4. Strengthening the Balance Sheet
Termed out revolver borrowings with long-term corporate bonds

$94 mm
2Q18 Total Bookings

$142 mm
2Q18 Total Backlog

5¢
Core FFO/sh Beat & Raise

$650 mm
Senior Unsecured Notes

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 17

>::$%7(L !"#$%9'5'0)+%,-)+02% &'()(*')+%,-./+0. #$

ROBUST LONG-TERM DEMAND, LUMPY NEAR-TERM SIGNINGS

Diverse Customer Base + Product Offerings

HISTORICAL BOOKINGS TRAILING FOUR-QUARTER AVERAGE

ANNUALIZED GAAP BASE RENT(1)(2)

$ in millions



$80
$60
$40
$20
$0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

2Q18 TRAILING FOUR-QUARTER AVERAGE BOOKINGS BY PRODUCT(1)(2)

$50.9 mm	$1.2 mm	$7.2 mm	$0.7 mm	$7.2 mm	$67.3 mm
TURN-KEY FLEX®	POWERED BASE BUILDING®	COLOCATION	NON-TECHNICAL	INTERCONNECTION	TOTAL BOOKINGS

Note: Darker shading represents interconnection bookings.

1) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant.

2) Includes signings for new and re-leased space.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 19

DIGITAL REALTY IS THE EDGE

Network Density That Promotes Innovation and Collaboration

12
CITIES
Globally Where Our Internet Gateways Are Located

76k
CROSS-CONNECTS GLOBALLY

1600+
NETWORK INSTANCES GLOBALLY

10
ASSETS
With Over 2,000 Cross-Connects Each

50,000+ Cross-Connects and 630+ Networks:


111 8th AVENUE


60 HUDSON


56 MARIETTA


350 E. CERMAK


SOVEREIGN HOUSE


SCIENCE PARK

DIGITAL REALTY
2Q18 DIGITAL REALTY FINANCIAL RESULTS 20

APPENDIX

Management Statements on Non-GAAP Measures

The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO):

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, non-controlling interests share of gain on sale of property, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs' FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Core Funds from Operations (Core FFO):

We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction and integration expenses, (iii) gain from early extinguishment of debt, (iv) issuance costs associated with redeemed preferred stock, (v) equity in earnings adjustment for non-core items, (vi) severance, equity acceleration, and legal expenses, (vii) bridge facility fees and (viii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations (AFFO):

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from core FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount/premium, (iv) non-cash stock-based compensation expense, (v) straight-line rental revenue, (vi) straight-line rental expense, (vii) above- and below-market rent amortization, (viii) deferred non-cash tax expense, (ix) capitalized leasing compensation, (x) recurring capital expenditures and (xi) capitalized internal leasing commissions. Other REITs may calculate AFFO differently than we do and accordingly, our AFFO may not be comparable to other REITs' AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 21

APPENDIX

Management Statements on Non-GAAP Measures

EBITDA and Adjusted EBITDA:

We believe that earnings before interest, loss from early extinguishment of debt, income taxes, depreciation and amortization, and impairment of investments in real estate, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, severance, equity acceleration, and legal expenses, transaction and integration expenses, (gain) loss on real estate transactions, equity in earnings adjustment for non-core items, other non-core adjustments, net, noncontrolling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding severance, equity acceleration, and legal expenses, transaction and integration expenses, (gain) loss on real estate transactions, equity in earnings adjustment for non-core items, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs' EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Net Operating Income (NOI) and Cash NOI:

Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company's rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs' NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 22

APPENDIX

Management Statements on Non-GAAP Measures

The information included in this presentation contains forward-looking statements. Such statements are based on management's beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to: our economic outlook; public cloud services spending; the expected timing, locations, benefits and product offerings for IBM Cloud and Service Exchange; the expected effect of foreign currency translation adjustments on our financials; demand drivers and economic growth outlook; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our expected product offerings; our expected Go-to-Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers' capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; the settlement of our forward sales agreements; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized; core FFO run-rate and NOI Growth; other forward-looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: reduced demand for data centers or decreases in information technology spending; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center space that we lease or sublease from third parties; difficulty acquiring or operating properties in foreign jurisdictions; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules and regulations applicable to our company; our failure to maintain our status as a REIT for federal income tax purposes; our operating partnership's failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2017 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty, Digital Realty Trust, the Digital Realty logo, Turn-Key Flex and Powered Base Building are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries.

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 23

RECONCILIATION OF NON-GAAP ITEMS

To Their Closest GAAP Equivalent

Funds from operations (1)

	Q218	Q217	FY 2017
Net income (loss) available to common stockholders	$ 65,134	$ 57,837	$ 173,149
Noncontrolling interests in operating partnership	2,700	807	3,770
Real estate related depreciation and amortization (2)	295,750	175,010	830,252
Real estate related depreciation and amortization related to investment in unconsolidated joint venture	3,722	2,754	11,566
(Gain) loss on sale of property	(14,192)	(380)	(40,355)
Non-controlling interests share of gain on sale of property	-		3,900
Impairment of investments in real estate	-	-	28,992
Funds from operations (FFO)	$ 353,114	$ 236,028	$ 1,011,274
Funds from operations (FFO) per diluted share	$ 1.64	$ 1.44	$ 4.16
Net income (loss) per diluted share available to common stockholders	$ 0.32	$ 0.36	$ 0.73
FFO available to common stockholders and unitholders	353,114	236,028	1,011,274
FFO available to common stockholders and unitholders – diluted	$ 353,114	$ 236,028	$ 1,011,274
Termination fees and other non-core revenues (4)	(3,663)	(341)	(1,031)
Transaction expenses	5,606	14,235	76,048
Loss from early extinguishment of debt	-	-	(1,990)
Issuance costs associated with redeemed preferred stock	-	6,309	6,309
Equity in earnings adjustment for non-core items	-	(3,285)	(3,285)
Severance related accrual, equity acceleration, and legal expenses (6)	1,822	365	4,731
Bridge facility fees (7)	-	-	3,182
Other non-core expense adjustments (8)	152	24	3,077
Core Funds from operations (FFO)	$ 357,031	$ 253,335	$ 1,098,315
Non real estate depreciation	3,038	3,101	12,212
Amortization of deferred financing costs	2,953	2,518	10,664
Amortization of debt discount	882	713	3,084
Non cash compensation	8,419	5,637	17,900
Straight-line rent revenue	(8,489)	(2,110)	(16,565)
Straight-line rent expense	2,669	4,343	12,107
Above and below market rent amortization	6,794	(1,946)	1,770
Non-cash tax expense/(benefit) (only disclosed for 2014 - 2018)	(1,137)	(1,443)	(2,912)
Capitalized leasing compensation	(2,825)	(2,740)	(11,886)
Recurring capital expenditures (only disclosed for 2012 - 2018)	(34,447)	(26,740)	(136,290)
Internal leasing commissions (only disclosed for 2012 - 2018)	(2,822)	(1,355)	(5,290)
Adjusted funds from operations (1)	$ 332,066	$ 233,313	$ 983,109

(1) Funds from operations and Adjusted funds from operations for all periods presented above include the results of properties sold in 2006 and 2007 — 7979 East Tufts Avenue (July 2006), 100 Technology Center Drive (March 2007) and 4055 Valley View Lane (March 2007).

(2) Real estate related depreciation and amortization was computed as follows:

	Q218	Q217	FY 2017
Depreciation and amortization per income statement	$ 298,788	$ 178,111	$ 842,464
Non real estate depreciation	(3,038)	(3,101)	(12,212)
	$ 295,750	$ 175,010	$ 830,252
Weighted-average shares and units outstanding - diluted	214,895	164,027	166,938

Reconciliation of Adjusted EBITDA

	Q218	Q217
EBITDA	$ 444,853	$ 296,169
Severance accrual and equity acceleration (including associated legal expenses for 2015 only)	1,822	365
Transaction and integration expenses	5,606	14,235
(Gain) loss on sale of properties	(14,192)	(380)
Equity in earnings adjustment for non-core items	-	(3,285)
Other non-core expense adjustments	(2,984)	24
Noncontrolling interests	2,696	920
Preferred stock dividends	20,329	14,505
Costs on redemption of preferred stock	-	6,309
Adjusted EBITDA	458,130	328,862
Adjusted EBITDA, less effect of gain on sale of assets	$ 458,130	$ 328,862

Reconciliation of Net Operating Income (NOI)

	Q218	Q217
Operating income	$ 144,062	$ 130,657
Less:		
Fee income (only disclosed for 2008 through 2017)	(2,343)	(1,429)
Other revenue	(527)	(341)
Add:		
Depreciation and amortization	298,788	178,111
General and administrative	44,277	37,144
Severance accrual and equity acceleration	1,822	365
Transactions	5,606	14,235
Other expenses	152	24
Net Operating Income	$ 491,837	$ 358,766

	2Q18	2Q17	% change
Operating Revenue	$754,919	$565,989	33%
(Less DFT)	(160,881)	-	
Operating Revenue (excl DFT)	$594,038	$565,989	5%
Adjusted EBITDA	$458,130	$328,862	39%
(Less DFT)	(109,239)	-	
Adjusted EBTIDA (excl DFT)	$348,891	$328,862	6%

DIGITAL REALTY

2Q18 DIGITAL REALTY FINANCIAL RESULTS 24

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